UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2023 (March 31, 2023)

Tailwind International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40085	98-1211987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Greenwich Street, 29th Floor New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 266-0085

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant	TWNI.U	New York Stock Exchange
Class A Ordinary Shares, $0.0001 par value	TWNI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01            Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2023, the New York Stock Exchange (the “NYSE”) notified Tailwind International Acquisition Corp., a Cayman Islands exempted company (the “Company”), and publicly announced, that NYSE had determined to commence proceedings to delist from NYSE (i) the Company’s units, each consisting of one Class A ordinary share and one-third of one redeemable warrant, that are listed to trade on NYSE under the symbol “TWNI.U” (the “Units”) and (ii) the Company’s Class A ordinary shares, par value $0.00001 per share, that are listed to trade on NYSE under the symbol “TWNI” (the “Ordinary Shares”). Trading in the Units and Ordinary Shares was suspended immediately. NYSE determined to delist the Units and Ordinary Shares due to the Company’s inability to meet the requirements of Section 802.01B of the NYSE’s Listed Company Manual that requires a listed acquisition company to maintain an average aggregate global market capitalization attributable to its publicly held shares over a consecutive 30 trading day period of at least $40,000,000. The Company does not intend to appeal the NYSE’s determination.

The Company is currently evaluating possible alternatives in light of this including the possibility of liquidating the trust account and winding down the Company.

The foregoing actions and their consequences could affect the liquidity and value of the Company’s securities. The Units and Ordinary Shares may be traded on the over-the-counter markets, or any other available market.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, Nathalie Gaveau voluntarily resigned, effective immediately, as the President and Director of the Company. Ms. Gaveau resigned in order to pursue other opportunities and not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2023

Tailwind International Acquisition Corp.

By:	/s/ Philip Krim
Name:	Philip Krim
Title:	Chief Executive Officer and Chief Financial Officer